UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 10, 2012

ROYAL GOLD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13357	84-0835164
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1660 Wynkoop Street, Suite 1000, Denver, CO	80202-1132
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 303-573-1660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement

On October 10, 2012, Royal Gold, Inc. (the “Company” or “Royal Gold”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co., as representative of the underwriters named therein, pursuant to which the Company agreed to issue and sell to the underwriters 5,250,000 shares (the “Shares”) of its common stock, par value $0.01 per share, in an underwritten at-the-market public offering and granted the underwriters an option to purchase up to 750,000 additional Shares, each at a purchase price of $90.00 per Share.  The Shares are expected to be delivered to the underwriters on or about October 15, 2012.

The offering of the Shares was registered pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-178691) (the “Registration Statement”) and the related base prospectus included in the Registration Statement, as supplemented by the final prospectus supplement dated October 10, 2012 and filed with the Securities and Exchange Commission on October 12, 2012. Royal Gold expects that the net proceeds from the sale of the Shares will be approximately $471.9 million (or approximately 539.4 million if the underwriters exercise their options to purchase additional shares in full) after deducting estimated transaction expenses.  Royal Gold intends to use the net proceeds of this offering to fund acquisitions of additional royalty and similar interests and for general corporate purposes.

The Underwriting Agreement contains customary representations, warranties and covenants by Royal Gold, conditions to closing and indemnification provisions.  This summary of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement filed herewith as Exhibit 1.1 and incorporated into this Item 1.01 by reference.

Item 8.01                                           Other Events

In connection with the offering of the Shares, the Company is filing as Exhibit 5.1 hereto an opinion of counsel addressing the validity of the Shares.  Such opinion is incorporated by reference into the Registration Statement.

Item 9.01                                           Financial Statements and Exhibits

(d) Exhibits

1.1                               Underwriting Agreement, dated October 10, 2012, between Royal Gold, Inc. and Goldman, Sachs & Co.

5.1                               Opinion of Hogan Lovells US LLP

23.1                        Consent of Hogan Lovells US LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc.
(Registrant)

	By:	/s/ Karen Gross
	Name:	Karen Gross
	Title:	Vice President & Corporate Secretary

Dated: October 12, 2012

Exhibit Index

Exhibit No.

1.1	Underwriting Agreement, dated October 10, 2012, between Royal Gold, Inc. and Goldman, Sachs & Co.

5.1	Opinion of Hogan Lovells US LLP

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)